Pioneering Novel Treatments with a one-tract mind FOCUSED ON RARE AND UNMET NEEDS IN DIGESTIVE DISEASES AND UNIQUE GI BIOLOGY

forward-looking statements This includes forward-looking statements based upon the Company's current expectations. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: risks associated with acquiring and developing additional compounds; uncertainties associated with the clinical development and regulatory approval of product candidates; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; the impact of COVID- 19 on our operations, enrollment in and timing of clinical trials; and risks related to the inability of the Company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements because of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, Form 10-Q for the quarter ended March 31, 2021, and in other filings that the Company has made and future filings the Company will make with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. 2

Changing the world through novel therapeutic approaches that treat people with rare and debilitating conditions via unique gut related pathways. vision changing the world for patients mission Developing innovative treatments to liberate patients from rare and underserved diseases through our deep understanding of GI biology. 3 investor highlights 9 meters at a glance Focused on rare and unmet needs in digestive diseases and untapped GI biology vurolenatide Proprietary long-acting GLP-1 agonist for short bowel syndrome, with positive phase 1b/2a data and a Phase 2 readout in 2021 larazotide First drug to move into a Phase 3 trial in celiac disease with data readout in 2022 a straight-forward strategy Creating solutions across key rut-related pathways with high unmet needs through capital efficient development & commercialization pathways 4 leading institutional investor support Joined the broad-market Russell 3000® Index and the small-cap Russell 2000® Index covered by leading health care analysts Nasdaq listed: NMTR leadership team John Temperato PRESIDENT & CHIEF EXECUTIVE OFFICER Edward Sitar CHIEF FINANCIAL OFFICER Patrick H. Griffin, MD CHIEF MEDICAL OFFICER Sireesh Appajosyula, PharmD SVP, CORPORATE DEVELOPMENT & OPERATIONS Nir Barak, MD SVP, CLINICAL AFFAIRS Matthew D. Bryant, PharmD VP, MEDICAL AFFAIRS 5

develop capital efficient & regulatory predicates acquire/ partner aligned to focus commercialize efficient US footprint; strategic ROW partnerships rare, unmet needs & unique GI biology digestive disease-centric, patient- focused • Acquire targeted clinical compounds • Agnostic within GI tract if needs are unmet • Rare & unmet needs allow for targeted patient profiling focus provides • Capital efficient development pathways • Market protection enhancements • Capital efficient commercialization • Payer leverage 9 meters in circuitous length BUT A STRAIGHT-FORWARD STRATEGY 6 pipeline – one tract with multiple meaningful opportunities

PROGRAM *Indication*	CLASS	ROUTE	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	UPCOMING MILESTONES
Larazotide *Adult Celiac Disease*	Tight Junction Regulator	Oral; Gut Restricted					Topline readout Phase 3 → **2022**
Vurolenatide *Short Bowel Syndrome*	Long-Acting GLP-1	Injectable					Initiated Phase 2 → **2Q21** Initiate Phase 3 → **4Q 2021**
NM-003 *Orphan Indication TBD*	Long-Acting GLP-2	Injectable					Initiated IND-enabling → **2Q 2021**
NM-102 *Orphan Indication TBD*	Tight Junction Microbiome Modulator	Oral; Gut Restricted					Initiated IND-enabling → **2Q 2021**
NM-136 *Prader-Willi Syndrome*	Anti-GIP hu-mAb	Injectable					Initiated IND-enabling → **3Q 2021**
NM-004 *Orphan Indication TBD*	Immunomodulator	Oral; Gut Restricted					Lead indication selection → **2021**

NOTE: *All programs are New Chemical Entities.*
NOTE: *All programs are globally licensed except NM-004, which excludes Asia, except for Japan.*
GLP-1 = glucagon-like peptide-1; GLP-2 = glucagon-like peptide-2; GIP = glucose-dependent insulinotropic polypeptide; hu-mAb = humanized monoclonal antibody

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multiple potential inflection points over the next 12-18 months Evaluate rest-of-world vurolenatide and global larazotide partnerships Obtained USAN name for vurolenatide Initiated Phase 2 vurolenatide trial FDA Type C meeting supports TSO primary end point for vurolenatide 1-2Q 2021 Initiated IND-enabling pathway for NM-102 Initiated IND-enabling pathway for NM-003 Initiated IND-enabling pathway for NM-136 3Q 2021 Topline Phase 2 readout of vurolenatide trial American College of Gastroenterology (ACG) conference abstracts/posters Initiate Phase 3 SBS Study for vurolenatide 4Q 2021 Interim analysis for larazotide Phase 3 for celiac disease Top-line larazotide Phase 3 readout in celiac disease 2022 8 vurolenatide: long-acting glp-1 agonist Short Bowel Syndrome (SBS); Orphan Designation 9 short bowel syndrome is a debilitating orphan disease • Orphan disease (orphan designation granted) and an underserved market • Affects up to 20,000 people in the US with similar prevalence in EU1,2 • Severe disease characterized by a lack of gut motility with significant impact on quality of life • Impaired intestinal absorption, diarrhea & metabolic complications3,4 • Limited treatment options with dependency on parenteral support (PS) • Complex and costly parenteral nutritional support to survive; risk of life-threatening infections & extra-organ impairment5-7 • Approximately half of patients do not require parenteral support8-10 • Gattex® (teduglutide) is a GLP-2 analogue approved in US in 2012 • ~1,400 patients under management WW • ~$600M in global sales in 2019/2020 • One of top 10 most expensive medicines in US in 2020 ~$40,000/month11 normal Length of GI Tract ~9.0 m/~30 ft sbs patient Length of GI Tract Significantly Shortened 1. Jeppesen P. Expert Opin Orphan Drugs. 2013;1(7):515-525. 2. Transparency Market Research; Short Bowel Syndrome Market. 2019. 3. Amiot A et al. Clin Nutr. 2013;32:368-374. 4. Boland E et al. Am J Surg. 2010;200:690-693. 5. Bielawska B. Nutrients. 2017;9:466-479. 6. Pironi L et al. Clin Nutr. 2016;352:247-307. 7. Hofstetter S et al. Curr Med Res Opin. 2013;29:495-504. 8. Tappenden KA. J Parenter Enteral Nutr. 2014;38(1 Suppl):23S-31S. 9. Jeppesen PB. J Parenter Enteral Nutr. 2014;38(1 Suppl):8S-13S. 10. Messing B et al. Gastroenterology. 1999;117(5):1043-1050. 11. https://www.beckerhospitalreview.com/pharmacy/20-most-expensive-drugs-in-the-us.html Accessed November 30, 2020.10 patients with sbs typically have compromised levels of glp-1 • GLP-1 is naturally produced in a portion of the ileum that is removed during surgical resection • Natural GLP-1 prevents the GI tract from moving rapidly: known as an “ileal brake” • Without this brake, there is a lack of gut motility, causing an SBS patient’s remaining bowels to empty rapidly and frequently • Inability to absorb nutrients and fluids • Intractable diarrhea with frequent bowel movements and excessive stool output • Production of natural GLP-1 is compromised in patients with SBS • The portion of the ileum that produces natural GLP-1 is removed during surgical resection • GLP-2 analogues do not appreciably slow down the gut to affect rapid transit time associated with SBS • An ideal therapy for SBS patients should: • Be safe and tolerable, while providing convenient dosing and administration • Rapidly decrease gut motility to improve absorption of nutrients and fluids • Rapidly reduce total stool output (TSO) volume and bowel movement frequency Illustration of one phenotype of SBS with colon-in-continuity; Other phenotypes exist with and without colon-in-continuity 11 vurolenatide replaces glp-1 and restores the “ileal brake” short bowel syndrome with glp-1 GLP-1 travels through the blood, which affects gut motility elsewhere in the body. Motility is slowed, allowing more time for nutrient uptake. Vurolenatide rapidly replaces physiological effects of missing GLP-1 to normalize GI transit with potentially twice- or once-monthly dosing. Asp His Gly Thr Thr Ser Phe Glu Gly Asp Leu Ser Lys Gln Met Glu Glu Ala Val Glu Arg Phe Leu Ile Glu Trp Leu Pro Lys Gly Gly Ser Ser Gly Gly Ala Pro Pro Ser XTEN Ka nR ORI P Molecule is an NCE through recombinantly derived process exenatide ~4.2 kDa Asp HisGly Thr ThrSerPheGluGly Asp Leu Ser LysGlnMetGluGluAlaVal GluArg Phe Leu Ile GluTrpLeu ProLys GlyGly Ser Ser Gly GlyAlaProProSer vurolenatide ~80 kDa + 12 reasons to believe vurolenatide has the potential to advance the way we treat sbs *Vurolenatide remains investigational and under development. 13 phase 1b/2a study: sbs clinical trial design *The study protocol called for an analysis of urine output; however, it proved difficult to measure in an ambulatory setting. open label, 2-dose, dose-escalation study of vurolenatide in adult patients with sbs Vurolenatide given twice, at 3 different dose levels, in 3 cohorts Doses were administered on Days 1 and 15 by subcutaneous injection. MAIN OUTCOMES: Safety & tolerability Key secondary outcomes: Total stool output (TSO) volume; bowel movement frequency; urine output*; parenteral support; PK Patients were followed for 6 weeks after the second dose. Screening 50 mg cohort n=2 50 mg cohort n=1 100 mg cohort n=2 100 mg cohort n=2 150 mg cohort n=1 150 mg cohort n=1 Overall demographics in trial: 5m/4f (8 Caucasian); avg age = 51.8 y; avg height = 175.1 cm; avg weight = 68.0 kg; avg BMI = 22.1 kg/m2 14 phase 1b/2a trial: treatment-emergent adverse events 50 mg cohort (n=3) General disorders and administrative site conditions Gastrointestinal disorders Nervous system disorders Skin and subcutaneous tissue disorders 100 mg cohort (n=4) 150 mg cohort (n=2) Any exposure to vurolenatide (n=9) TEAEs System organ class preferred term (Nausea) (Vomiting) (Edema) (Dizziness) (Rash) 3 (100.0) 2 (66.7) 2 (66.7) 2 (66.7) 1 (33.3) 1 (33.3) 0 (0.0) 0 (0.0) 0 0 # of subjects n (%) 0 0 0 0 1 1 3 6 7 3 # of subjects n 3 (75.0) 2 (50.0) 2 (50.0) 1 (25.0) 1 (25.0) 0 (0.0) 0 (0.0) 0 (0.0) 0 (0.0) 1 (25.0) # of subjects n (%) 0 0 0 0 1 1 2 3 6 5 # of subjects n 0 (0.0) 0 (0.0) 0 (0.0) 0 (0.0) 1 (50.0) 1 (50.0) 1 (50.0) 2 (100.0) 2 (100.0) 2 (100.0) # of subjects n (%) 0 0 0 0 1 2 3 4 1 1 # of subjects n 8 (88.9) 6 (66.7) 6 (66.7) 4 (44.4) 1 (11.1) 1 (11.1) 1 (11.1) 1 (11.1) 1 (11.1) 1 (11.1) # of subjects n (%) 1 1 1 1 1 1 6 8 14 17 # of subjects n Vurolenatide was generally safe and well tolerated: 17 TEAEs were observed in 9 patients, 15 of which were mild, transient and self-limited without further intervention. The majority of TEAEs were GI-related (nausea and vomiting). 15 phase 1b/2a efficacy: total stool output (tso) 50 50 50 100 100 100 100 150 150 22508 1900 1175 720 1285 2280 5390 2570 4850 12550 200 350 615 420 2000 3010 2150 3900 -9958 -1700 -825 -105 -865 -280 -2380 -420 -950 13950 300 - 325 2450† 1940 2600 1480 3000 -8558 -1600 - -395 1165 -340 -2790 -1090 -1850 Patient 1 2 3 4 5 7 8 9 6* Vurolenatide dose (mg) Baseline (mL) First 48 hours post dose 1 (mL) Change from baseline (mL) First 48 hours post dose 2 (mL) Change from baseline (mL) *Patient 6 did not receive a second dose. †The baseline prior to the second dose in this patient was substantially higher than the original baseline volume due to rapid increase in oral intake. lasting effect seen in patients, confirming single ascending dose t2dm study data (cleland et al.) 16 summary of study results Study met its primary objective: Vurolenatide demonstrated an excellent safety and tolerability profile Vurolenatide demonstrated a clinically relevant improvement in total stool output (TSO) volume, supporting a clear “GO” decision for next phase of development Data support twice-monthly fixed-dosing regimen (or better) Rapid improvement in clinically relevant efficacy outcomes*: • All 9 patients showed meaningful reduction in total stool output volume within 48 hours of first dose • AVERAGE TSO REDUCTION OF 42% FROM BASELINE IN ALL 9 PATIENTS AT 48 HOURS POST DOSE 1 • Efficacy seen with 1st dose carried through to 2nd dose at Day 15 • AVERAGE TSO REDUCTION OF 46% FROM BASELINE IN 7/8 PATIENTS WITHIN 48 HOURS POST DOSE 2† • Bowel movement frequency: 4/7 after receiving 1 dose and 5/6 after receiving 2 doses had reductions • Parenteral support: 2 of 5 patients on PS in this trial had reduction after each dose • Quality of life: SF-36 data suggest overall improvements in general well-being in this trial *Given the size of the study population, note that the trial was not powered for efficacy analyses. †Excludes 1 patient who did not receive a 2nd dose, and another patient who had substantial increase in oral intake prior to 2nd dose. 17 fda response on initiated phase 2 program FDA Type C meeting communication supported plan to initiate Phase 2 study with vurolenatide for SBS using TSO as the primary efficacy outcome measure Multicenter, double-blind, double-dummy, randomized placebo-controlled trial; FDA has provided global anchor questions and specific guidance for performance of exit interviews to support clinical meaningfulness of observed efficacy Secondary endpoints will include diarrhea impact, nocturnal stool output, meal-related stool output, parenteral requirements, sleep quality, and quality of life 18

VIBRANT: phase 2 sbs trial design & timeline (n = 22) Site selection finalized: 5 primary + 2 backup Timeline: study initiated 2Q 2021 50 mg PBO Group 1 n=6 Group 2 n=6 Group 3 n=6 Group 4 n=4 Study population: all comers (regardless of phenotype and/or PS requirement) 50 mg PBO 50 mg 100 mg PBO 100 mg PBO 100 mg 50 mg 50 mg 50 mg 50 mg 50 mg PBO PBO PBO PBO PBO DAY 0 DAY 7 DAY 14 DAY 21 DAY 28 VIBRANT = VurolenatIde for short Bowel syndrome Regardless of pArenteral support requiremeNT; PS = parenteral support.19 larazotide: oral, non-absorbed tight-junction regulator Celiac Disease; Fast-track Designation 20 celiac disease: autoimmune disorder with a clear unmet need

triggered by dietary gluten

- Intestinal epithelial barrier leakiness leads to intestinal inflammatory loop
- Eventually, intestinal surface villi become atrophied

genetic link

- Worldwide prevalence of around 1% and on the rise[1]
  - Celiac patients have a specific HLA class II gene variant[2]
    - HLA-DQ2 (~95%) or
    - HLA-DQ8 (5%)[2]
- Genome-Wide Association Studies (GWAS) link disease to 4 genes involved with regulation of tight junctions[3]

gluten-free diet (gfd) is the only therapy

- Nutritional imbalances
- Cost burden to patients

GI Abdominal Domain Symptoms



Abdominal Pain	Abdominal Cramps
Bloating	Gas

Prevalence
- US & EU **~1%**
- US **~3.2 million**
- EU **~3.5 million**
- ROW **~15 million**

1. Schuppan and Dieterich, UpTo Date (2018).
2. Fasano A. Genetics of Celiac Disease (Nov 2019) https://emedicine.medscape.com/article/1790189-overview
3. Withoff S et al. *Trends Genet*. 2016;32(5):295-308.

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larazotide improves intestinal barrier integrity in celiac disease 22 phase 2: pro endpoints show robust treatment effect Placebo 0.50 mg 28.6% 14.3% 10.0% 20.0% 30.0% P = 0.022 0.0% % Re sp on de rs † 14.3% Treatment Effect Treatment effect greater than approved IBS brands with Phase 3 PROs (Xifaxan®, Viberzi®, Linzess®, Amitiza®, and Trulance®) CeD PRO* Responder† Analysis P2b Trial1CeD-GSRS: Primary Endpoint for Phase 2b1 *CeD PRO Abdominal Domain is the agreed upon endpoint for Phase 3 with the FDA. The CeD PRO was pre-specified & an exploratory endpoint in the Phase 2b Study. †Responder = Subject has 50% improvement vs. baseline CeD PRO abdominal score (6/12 weeks). 1. Leffler DA et al. Gastroenterology. 2015;148:1311-1319. FDA Drug Labels for Xifaxan® (Salix/Bausch), Viberzi® (Allergan), Linzess® (Allergan/Ironwood), Amitiza® (Takeda/Sucampo) and Trulance® (Synergy/Salix/Bausch). Dose 0.5 mg 1 mg 2 mg CeD GSRS1 P values 0.022 0.900 0.590 Positive Phase 2b with Statistically Significant P Value at Therapeutic Dose 23

CEDLARA study: phase 3 trial design in celiac disease (n = 525) Screening/Eligibility Period 12-week Double-Blind Treatment Phase Primary Endpoint Analyzed at Week 12 Day 35 Week 5 Visit 1 Day 21 Week 3 Visit 2 Day 1 Baseline Visit 3 Day 28 ± 3 Week 4 Visit 4 Day 56 ± 3 Week 8 Visit 5 Day 84 ± 3 Week 12 Visit 6 Day 112 ± 3 Week 16 Visit 7 Day 168 ± 3 Week 24 Visit 8 (End) Initiate Double-Blind Study Drug on Day 1 Randomization 1:1:1 Larazotide 0.50 mg TID (~n = 175) Larazotide 0.25 mg TID (~n = 175) Placebo (~n = 175) 1. Primary Endpoint: CeD Pro Abdominal Domain1 at 12 Weeks Mean change from baseline for celiac disease symptom severity based on CeD PRO symptom scores (continuous variable). 2. Key Inclusion Criteria Similar to Phase 2b • Adults with celiac disease • Gluten-free diet symptoms monitored • Include patients with symptoms despite a GFD 3. Phase 3 De-Risked Based on Phase 2b Learnings • Exclude subjects likely to do well on a GFD • Enriched design includes patients with greater severity to increase treatment effect 1CeD PRO Abdominal Domain = abdominal cramping, abdominal pain, bloating and gas; ClinicalTrials.gov Identifier: NCT03569007 CeDLara = The Study of Celiac Disease with Larazotide. 12-week Double-Blind Safety Phase 24 near-term development milestones 2020 2021 2022 December Topline Vurolenatide Phase 1b/2a results March 23rd 9Meters SBS R & D Day Full data set review May Digestive Disease Week (DDW) conference Obtained vurolenatide USAN name 2022 Topline larazotide Phase 3 readout 2022 Interim analysis for larazotide Phase 3 for celiac disease 4Q21 Topline Vurolenatide Phase 2 results American College of Gastroenterology (ACG) conference Initiate Phase 3 SBS Vurolenatide study 3Q21 Initiated IND-enabling pathway for NM-102, NM-003 & NM-136 2Q21 Phase 2 initiated: 22 patient trial 25 early stage development programs 26

nm-003: long-acting glp-2 agonist XTEN Ka nR ORI P Molecule is an NCE through recombinantly derived process teduglutide ~3.8 kDa Gln HisGly Ser SerAspPheAspGly Glu Met Asn ThrIleLeuAspAsnAlaAla LewArg Phe Asp Ile AsnTrpLeu IleIle ThrLys Thr Asp nm-003 ~77 kDa Gln His Gly Se r Se rA sp Ph e As pG ly Glu Me t As n Th r Ile Le u As p As n Ala Ala Le w Arg Ph e As p Ile As nT rp Le u Ile Ile Th rL ys Th r As p + 27 1. Alters SE, McLaughlin B, Spink B, et al. PLoS One. 2012;7(11):e50630. 1

nm-102: tight-junction microbiome modulator[1]



TER (Ωcm²)
65
60
55
50
45
40
35
30
25
20
10
0
0
30
60
90
120
150
180
210
240
Recovery (minutes)
*
#
#
non-ischemic
ischemic
larazotide
nm-136 (0.1 uM)
nm-136 (1.0 uM)
nm-136 (10 uM)

Electrophysiological responses and histomorphology of ischemia-injured porcine jejunal mucosa to treatment with single doses of nm-136 at various concentrations. Statistical significance is between either ischemic tissue treated with nm-136 vs untreated ischemic tissue (*) or ischemic tissue treated with larazotide vs untreated ischemic tissue (#) during the 240-minute recovery period. Values are means ± SEM; n ≥ 4.

- nm-102 is a tight-junction modulator chemically distinct from larazotide
- Data from ex vivo porcine tissue (shown) details tissue recovery
- Collaboration with Gustav-Roussy Institute (Paris) confirmed activity of nm-136 in immune checkpoint inhibitor failure model of melanoma: prolonged survival and improved tumor decreasing efficacy
- CMC optimization and IND-enabling program underway with anticipated first-in-human studies in 2022

1. Slifer ZM et al. *PLoS One*. 2021;16(4):e0250165. https://doi.org/10.1371/journal.pone.0250165

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nm-136: humanized anti-GIP monoclonal antibody1 control nm-136 treated mouse white portions represents fat tissue 1. Boylan MO et al. Am J Physiol. 2015;309:E1008-E1018. 29 • nm-136 targets GIP, a hormone released into circulation after food is ingested • nm-136 prevents GIP from binding to its receptor and shown to decrease weight and abdominal fat in pre-clinical models • IND-enabling pathway underway and intend to conduct a clinical proof-of-concept in 2023 thank you John Temperato President, Chief Executive Officer & Director jtemperato@9meters.com Edward Sitar Chief Financial Officer esitar@9meters.com 8480 Honeycutt Road, Suite 120 Raleigh, NC 27615 Telephone: 1-919-275-1933 info@9meters.com www.9meters.com Twitter LinkedIn